UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 E. Dublin-Granville Road, Columbus, Ohio 43081
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On June 1, 2018, Big Lots, Inc. (“we,” “us” or “our”) issued a press release (the “Earnings Press Release”) and conducted a conference call, both of which: (i) reported our first quarter fiscal 2018 unaudited results; (ii) provided an update on the status of our previously announced $100 million share repurchase program; (iii) provided initial guidance for the second quarter of fiscal 2018; and (iv) updated guidance for fiscal 2018.

The Earnings Press Release and conference call both included “non-GAAP financial measures,” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). Specifically, the following non-GAAP financial measures were included: (i) adjusted selling and administrative expenses; (ii) adjusted selling and administrative expense rate; (iii) adjusted operating profit; (iv) adjusted operating profit rate; (v) adjusted income tax expense; (vi) adjusted effective income tax rate; (vii) adjusted income from continuing operations; (viii) adjusted net income; (ix) adjusted diluted earnings per share from continuing operations; and (x) adjusted diluted earnings per share.

The non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) the following items for the periods noted:

Item	Fiscal 2018 First Quarter	Fiscal 2017 Full Year
After-tax adjustment for costs associated with the retirement of our former chief executive officer of $6.1 million, or $0.15 per diluted share	X
After-tax adjustment related to the settlement in principle of our shareholder litigation matter of $2.6 million, or $0.06 per diluted share	X
After-tax adjustment associated with gain on insurance recoveries of $1.9 million, or $0.04 per diluted share		X
Tax adjustment resulting from U.S. federal tax reform of $4.5 million, or $0.10 per diluted share		X

The Earnings Press Release posted in the Investor Relations section of our website contains a presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of the difference between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP.

Our management believes that disclosure of the non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, which our management believes are more indicative of our ongoing operating results and financial condition. These non-GAAP financial measures, along with the most directly comparable GAAP financial measures, are used by our management to evaluate our operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Form 8-K are copies of our June 1, 2018 press release (Exhibit 99.1) and the transcript of our June 1, 2018 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect our future results. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Shareholders held on May 31, 2018 (“Annual Meeting”), our shareholders voted on the following proposals, with 3,533,069 broker non-votes for Proposal One and Proposal Two and the remaining votes cast as follows:

•	Proposal One. To elect eight directors to our Board of Directors:

Director	For	Withheld
Jeffrey P. Berger	32,186,674	1,563,321
James R. Chambers	32,936,124	813,871
Marla C. Gottschalk	32,930,761	819,234
Cynthia T. Jamison	32,831,328	918,667
Philip E. Mallott	31,987,617	1,762,378
Nancy A. Reardon	32,436,653	1,313,342
Wendy L. Schoppert	32,935,480	814,515
Russell E. Solt	32,022,921	1,727,074

•	Proposal Two. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2018 Proxy Statement:

For	31,045,349
Against	2,640,724
Abstain	63,922

•	Proposal Three. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2018:

For	35,393,065
Against	1,773,873
Abstain	116,126

No other matters were submitted to a vote of our shareholders at the Annual Meeting.

Item 8.01    Other Events.

On June 1, 2018, the Company issued a press release announcing that, on May 31, 2018, its Board of Directors declared a quarterly cash dividend of $0.30 per common share payable on June 29, 2018 to shareholders of record as of the close of business on June 15, 2018. This press release is filed herewith as Exhibit 99.3 hereto and incorporated by reference herein.

On June 5, 2018, the Company issued a press release announcing that, on June 5, 2018, the Company entered into an agreement with Goldman Sachs & Co. LLC to repurchase approximately $100 million of the Company’s outstanding common shares, par value $0.01 per share, in a privately negotiated accelerated share repurchase transaction, using cash on hand and available borrowings. This press release is filed herewith as Exhibit 99.4 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Big Lots, Inc. press release on operating results and guidance dated June 1, 2018.

	99.2	Big Lots, Inc. conference call transcript dated June 1, 2018.

	99.3	Big Lots, Inc. press release on dividend declaration dated June 1, 2018.

	99.4	Big Lots, Inc. press release on accelerated share repurchase dated June 5, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: June 6, 2018	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel and Corporate Secretary